Aug. 11, 2015
Parametric Balanced Risk Fund

PARAMETRIC BALANCED RISK FUND
Supplement to
Prospectus dated January 1, 2015 and
Summary Prospectus dated January 1, 2015

At a meeting held on August 10, 2015, the Board of Trustees of Eaton Vance Growth Trust, of behalf of its series Parametric Balanced Risk Fund, approved the liquidation of the Fund, which is expected to take place on or about August 28, 2015.  On August 21, 2015, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries; and (b) that have selected the Fund prior to the close of business on August 21, 2015.

August 11, 2015	19420 8.11.15